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                                                              Exhibit 10.53


FIRST AMENDMENT TO ASSIGNMENT
AND ASSUMPTION AGREEMENT


     This First Amendment (the "Amendment") to the Assignment and Assumption Agreement dated December 22, 2000 (the "Agreement") by and between SBC Telecom, Inc. ("SBCT"), and Network Access Solutions Corporation ("NAS") (each individually a "Party", and collectively the "Parties") is entered into on this 28th day of February, 2001. All terms not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.

R E C I T A L S


     WHEREAS, the Agreement sets forth the terms and conditions for the assignment of Collocation Arrangements in certain Qwest Communications ("Qwest") central offices from NAS to SBCT; and

     WHEREAS, the Parties desire to amend the Agreement as set forth below;

     NOW THEREFORE, in consideration of the mutual covenants contained herein, SBCT and NAS agree as follows:

     The Parties hereby agree that NAS shall have the option, in its sole discretion and upon advance written notice to SBCT, of either forfeiting to Qwest or assigning to any other carrier any Collocation Arrangement marked on Schedule A with two (2) asterisks, rather than assigning such Collocation Arrangement to SBCT in accordance with the Terms of Assignment and Assumption under Section 2 of the Agreement. In the event NAS elects to forfeit or assign any Collocation Arrangement as provided in this paragraph, the Parties agree that SBCT shall have no liability, whatsoever, associated with any such forfeiture or assignment and shall have no liability, whatsoever, under the Agreement associated with such Collocation Arrangement.

     2. If NAS does not elect to forfeit or assign a Collocation Arrangement as provided in this Amendment, the Parties shall continue to be governed by the Terms of Assignment and Assumption as provided in
Section 2 of the Agreement; provided, however, that, in addition, NAS agrees to prepare any required documents associated with SBCT's forfeiture of the Collocation Arrangement to Qwest.

     Except as provided herein, all terms of the Agreement shall continue in
effect and remain binding.

     This Amendment may be executed in any number of counterparts with the same effect as if the signatures to each such counterpart were upon the same instrument.

     IN WITNESS WHEREOF, the Parties hereto have signed this Amendment or have caused this Amendment to be signed in their respective names by a duly authorized officer on the date first written above.



NETWORK ACCESS SOLUTIONS CORPORATION


BY:  /s/ Nick Williams
     Name: Nick Williams
     Title: President



SBC TELECOM, INC.


BY:  /s/ Lea Ann Champion
     Name: Lea Ann Champion
     Title: President & CEO